united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23658

Forum CRE Income Fund

(Exact name of registrant as specified in charter)

240 Saint Paul Street, Suite 400 Denver, CO	80206
(Address of principal executive offices)	(Zip code)

Forum Capital Advisors, LLC

240 Saint Paul Street, Suite 400 Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-501-8860

Date of fiscal year end:      12/31

Date of reporting period:      12/31/21

Item 1. Reports to Stockholders.

Forum CRE Income Fund

Class I

FCREIF

Annual Report

December 31, 2021

Investor Information: 1-303-501-8860

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Forum CRE Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

February 18, 2022

Dear Shareholder,

Thank you for your continued investment in the Forum CRE Income Fund (FCREIF). It was another positive and eventful year for the Fund, highlighted by strong performance and the successful transition in May to a more investor-friendly, open-ended structure. For 2021, the Fund delivered a 6.98%1 dividend and returned a net return of 11.15%2, continuing to outpace the fixed-income/debt indexes, including high-yield and its most applicable CRE-related benchmark, the Bloomberg Barclays CMBS BBB index.

Below are some themes and highlights from the past year discussed recently in our Q4 investment newsletter.

If 2020 was the proof-of-concept year for the Fund, then 2021 was its proof of execution year. Just as a reminder, the Fund was established in late 2019 and had the unforeseen misfortune of launching into the teeth of the global pandemic; that it not only survived but also thrived in such a challenging first year was certainly gratifying, particularly given the widespread carnage in the CRE sector. Building on that momentum, this past year was all about capitalizing on another critical attribute of the FCREIF structure — our ability to be nimble. To that end, the last 12 months saw the Fund transition from a portfolio of 100% public-market holdings to one with nearly a third of its capital in private-market investments.

We won’t rehash all of the components of Fund strategy here, but recall that at the most basic level the key to our game plan is optionality. There are funds galore that target a single property type, or only buy CRE debt, or restrict investments to public markets. We didn’t want any of those constraints, as we felt they limited upside and, more important, potentially impeded our top priorities: current income and preservation of capital. Finally, to best realize these specific objectives and properly manage an intentionally flexible mandate, we assembled a team that could underwrite assets across the ever-expanding CRE landscape and incorporated a structure that allowed us to move seamlessly between public and private markets.

In a stretch of just over two years, the Fund pushed aggressively into listed bonds when public markets were dislocated and liquidity-starved, rode the recovery in those positions as markets stabilized, harvested gains, and recycled capital into private-market investments — almost exclusively multifamily — when those opportunities demonstrated potential for better risk-adjusted returns. Through it all, our investment process and the foundational criteria of our core strategy have remained the same: thorough property-level underwriting focused on cash flow, debt coverage and replacement cost; stabilized assets in commercial real estate sectors with strong outlooks; development financing in multi-family; institutional-quality sponsors with meaningful capital/equity subordinate to our investment; positioning in the capital stack that provides a wide margin of safety related to potential impairment; and targeted markets/submarkets where we believe the underlying CRE fundamentals will prove most resilient.

We look forward to continuing as your investment partner.

Sincerely,

Darren Fisk

Chief Executive Officer

____________

1       Dividend % represents the aggregate distributions of the Fund and the Forum Integrated Income Fund, LP (the “Predecessor Fund”) for the one year period ended December 31, 2021 compared to the net asset value of the Fund at December 31, 2021.

2       The year to date performance (net return %) presented represents the aggregate performance of the Fund and the Predecessor Fund. For the period January 1, 2021 to April 30, 2021 the Predecessor Fund returned 7.10% and for the period May 1, 2021 to December 31, 2021 the Fund returned 3.70%.

IMPORTANT DICLOSURES

The materials are intended for informational purposes only, are subject to change and may not be reproduced or redistributed in any form or used to conduct any general solicitation or advertising with respect to any Fund or investment discussed in the information provided. This is not provided as investment advice or a recommendation to you. Such an offer to sell or solicitation to buy an interest in the Fund may be made only by the delivery of the Fund’s Confidential Private Placement Memorandum (the “Memorandum”) specifically addressed to the recipient thereof. In the event that these materials and the Memorandum conflict, the Memorandum’s terms shall control. Please review the Memorandum fully and consult with your legal and tax counsel, as appropriate. All documents should be reviewed carefully by you and your financial, legal, and tax advisors. Any product or service referred to herein may not be suitable for all persons. This information is intended solely for institutional investors/consultants, foundations, and endowments as well as for “accredited investors” (as defined by the Securities and Exchange Commission (“SEC”) under the U.S. Securities Act of 1933, as amended).

The Fund has not been registered or qualified with, nor approved or disapproved by, the SEC or any other regulatory agency nor has any regulatory authority passed upon the accuracy or adequacy of any information that has been or will be provided. There is no secondary market for the Fund, and none is expected to develop. Although the Fund or investment professionals managing it may have a significant track record, this type of investment should be considered speculative and involves a high degree of risk. All materials are meant to be reviewed in their entirety, including footnotes, legal disclaimers, and any restrictions or disclosures.

Past performance is no guarantee of future returns. The Fund’s performance may be volatile, and the investment may involve a high degree of risk. The Fund is intended only for sophisticated investors who meet the investor suitability requirements described in the relevant Memorandum and who can bear the risk of investment losses, including the potential loss of their entire investment.

Important Investment Considerations

Investors should consider the investment objectives, risks, charges, and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Fund, please call 303.501.8804 or visit www.FCREIF.com Read the prospectus or summary prospectus carefully before investing.

Diversification does not ensure a profit or protect against a loss.

Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. There is no assurance that the Fund will achieve its performance or investment objectives or achieve any targeted rate of return or return of capital or any target distribution yield. Shareholders may lose some or all of their invested capital, and prospective investors should not purchase the Fund’ shares unless they can readily bear the consequence of such loss. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type. The Fund’s investments in real estate debt are expected to be secured by real estate assets. The Fund’s concentration in the real estate sector may increase the volatility of the Fund’s returns and may also expose the Fund to the risk of economic downturns in this sector to a greater extent than if its portfolio also included investments in other sectors. Further, there is no limit regarding the amount of Fund assets that may be invested in any single geographic area within the United States. To the extent the Fund concentrates its investments in a limited number of assets or geographic areas, the Fund will be subject to certain risks relating to concentrated investments. Commercial real estate debt instruments (e.g., mortgages, mezzanine loans and preferred equity) that are secured by commercial property are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential properties. The Fund expects to invest a portion of its assets in pools or tranches of commercial mortgage-backed securities (CMBS)*. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Subordinate CMBS are also subject to greater credit risk than those CMBS that are more highly rated. Mortgage loans on commercial properties generally lack standardized terms, which may complicate their structure and increase due diligence costs. Commercial mortgage loans also tend to have shorter maturities than single-family residential mortgage loans and are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity.

Placement Agent: Foreside Fund Services, LLC

____________

*       A security backed by commercial and multifamily mortgages rather than residential real estate.

FORUM CRE INCOME FUND Portfolio Review (Unaudited) December 31, 2021

The Fund’s performance figures* for the period ended December 31, 2021, compared to its benchmark:

Annualized
Fund/Index	Since Inception(a) — December 31, 2021
Forum CRE Income Fund	3.70%
Bloomberg U.S. Aggregate Bond Index(b)	1.10%
Bloomberg U.S. Corporate High Yield(c)	3.27%
S&P 500 Index(d)	13.99%
Bloomberg Barclays CMBS BBB(e)	1.26%
FTSE NAREIT All Equity REIT(f)	18.25%

____________

*       The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on December 31, 2021. Performance data current to the most recent month end may be obtained by visiting www.forumcapadvisors.com or by calling 1-303-501-8860.

(a)    Forum CRE Income Fund commenced operations on April 16, 2021. The performance is based on average annual returns.

(b)    The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(c)     The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, base on Bloomberg EM country definition, are excluded.

(d)    The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies.

(e)    The Bloomberg Barclays CMBS BBB Index measures BBB-rated market of U.S. Agency and U.S. Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index includes both U.S. Aggregate eligible and non-U.S. Aggregate eligible securities.

(f)     The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified rEITs with more than 30 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

FORUM CRE INCOME FUND Portfolio Review (Unaudited) (Continued) December 31, 2021

Portfolio Composition as of December 31, 2021

Top 10 Holdings	% of Net Assets
Bruckner Mezzanine Loan	13.2%
DBCCRE 2014-ARCP Mortgage Trust 144A	10.1%
CSMC 2021-WEHO	7.9%
FREMF 2019-KF70 Mortgage Trust	7.1%
Med Trust 2021-MDLN	6.9%
UMB Money Market Fiduciary, Institutional Class	6.9%
BX Commercial Mortgage Trust 2021-SOAR	6.9%
Multifamily Connecticut Avenue Securities Trust Series 2019-01 B10	5.3%
CSMC 2021-BPNY	5.2%
Extended Stay America Trust Series 2021-ESH F	5.0%
74.5%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

FORUM CRE INCOME FUND Schedule of Investments December 31, 2021
Shares		Fair Value
	PREFERRED STOCKS — 1.8%
	REAL ESTATE INVESTMENT TRUSTS — 1.0%
11,000	Armada Hoffler Properties, Inc.	$296,123
12,500	Hersha Hospitality Trust — Series E	288,375
		584,498
	SPECIALTY FINANCE — 0.8%
18,000	Annaly Capital Management, Inc. – Series F	460,440
	TOTAL PREFERRED STOCKS (Cost $983,990)	1,044,938
Units
	PRIVATE INVESTMENT SECURITIES — 10.7%
	REAL ESTATE — 10.7%
40	Crimson Devco, LLC(c),(d),(i)	1,000,000
24	Crimson PE BS, LLC(c),(d),(i)	622,750
94	Crimson PE LB, LLC(c),(d),(i)	2,561,500
16	Crimson PE PP, LLC(c),(d),(i)	408,000
60	Crimson PE SH, LLC(c),(d),(i)	1,578,750
	TOTAL PRIVATE INVESTMENT SECURITIES (Cost $5,850,000)	6,171,000
Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 63.2%
	AGENCY CMBS — 2.0%
1,040,000	Freddie Mac Multifamily Structured Credit Risk(e),(f)	SOFR30A + 7.750%	7.8000	01/25/51	1,177,013
	NON AGENCY CMBS — 61.2%
1,900,000	Beneria Cowen & Pritzer Collateral Funding(e),(f)	US0001M + 4.634%	4.7440	06/15/38	1,882,011
4,000,000	BX Commercial Mortgage Trust 2021-SOAR(e),(f)	US0001M + 3.750%	3.8600	06/15/38	3,965,759
1,315,000	CGDB Commercial Mortgage Trust 2019-MOB(e),(f)	US0001M + 2.550%	2.6600	11/15/36	1,277,049
1,500,000	CSMC 2020-TMIC(e),(f)	US0001M + 6.750%	6.8600	12/15/35	1,543,113
3,000,000	CSMC 2021-BPNY(e),(f)	US0001M + 3.714%	3.8240	08/15/23	3,003,843
4,543,931	CSMC 2021-WEHO(e),(f),(h)	US0001M + 3.969%	4.0790	04/15/23	4,534,444
5,800,000	DBCCRE 2014-ARCP Mortgage Trust(a),(e),(h)	N/A	4.9340	01/10/34	5,811,037
2,089,131	Extended Stay America Trust Series 2021-ESH E(e),(f),(h)	US0001M + 2.850%	2.9600	07/15/38	2,095,192
2,884,991	Extended Stay America Trust Series 2021-ESH F(e),(f),(h)	US0001M + 3.700%	3.8100	07/15/38	2,895,523
2,500,000	Great Wolf Trust 2019-WOLF(e),(f)	US0001M + 3.131%	3.2410	12/15/36	2,353,411
1,950,000	MBRT 2019-MBR(e),(f)	US0001M + 5.200%	5.3100	11/15/36	1,944,881
4,000,000	Med Trust 2021-MDLN(e),(f),(h)	US0001M + 5.250%	5.3600	11/15/26	3,986,337
					35,292,600
	TOTAL ASSET BACKED SECURITIES (Cost $36,549,428)				36,469,613

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Schedule of Investments (continued) December 31, 2021
Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 18.0%
	CMBS — 18.0%
4,012,863	FREMF 2019-KF70 Mortgage Trust(e),(f),(h)	US0001M + 6.000%	6.1100	09/25/29	$4,103,040
3,000,000	Multifamily Connecticut Avenue Securities Trust Series 2019-01 B10(e),(f)	US0001M + 5.500%	5.6100	10/15/49	3,060,077
1,500,000	Multifamily Connecticut Avenue Securities Trust Series 2019-01 CE(e),(f)	US0001M + 8.750%	8.8600	10/15/49	1,622,239
1,500,000	Multifamily Connecticut Avenue Securities Trust Series 2020-01 CE(e),(f)	US0001M + 7.500%	7.6100	03/25/50	1,615,039
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,859,939)				10,400,395
	LOANS — 28.4%
	MEZZANINE LOANS — 28.4%
7,628,740	Bruckner Mezzanine Loan,(c),(d),(i),(j),(m),(n)	Cash: LIBOR+10%	11.6500	03/31/24	7,628,739
1,989,827	FCREIF Eastlake Thornton, LLC(c),(d),(i),(k),(m),(o)	Cash: 5%, PIK: LIBOR+3%	10.3500	09/27/22	1,989,827
2,009,583	FCREIF Nimbus Everett(c),(d),(i),(l),(p)	Cash: 6%, PIK: 6%	12.0000	08/31/23	2,009,583
704,926	FCREIF Van Ness(c),(d),(i),(m)	Cash: 5%, PIK: 7.5%	12.5000	07/23/24	704,926
2,877,396	Royal Urban Renewal, LLC Loan(c),(d),(i),(m)	Cash: 6.5%, PIK: 5.5%	12.0000	10/01/24	2,877,396
1,197,560	Trent Development - Kerf Apartments Loan(c),(d),(i),(l)	Cash: 6%, PIK: 6%	12.0000	09/23/23	1,197,560
	TOTAL LOANS (Cost $16,408,031)				16,408,031
Shares
	SHORT-TERM INVESTMENTS — 7.3%
	MONEY MARKET FUNDS — 7.3%
4,218,944	UMB Money Market Fiduciary, Institutional Class, 0.01% (Cost $4,218,944)(g)	4,218,944

	TOTAL INVESTMENTS — 129.4% (Cost $73,870,332)	74,712,921
	LIABILITIES IN EXCESS OF OTHER ASSETS — (29.4)%	(17,034,045)
	NET ASSETS — 100.0%	$57,678,876
Principal Amount ($)		Interest (%)	Maturity	Fair Value
	REVERSE REPURCHASE AGREEMENTS — (24.5)%
(3,311,000)	Lucid Management Reverse Repo ARCP 01/13/2022	1.4000	1/13/2022	$(3,311,000)
(1,468,000)	Lucid Management Reverse Repo ESA 01/13/2022	1.1020	1/13/2022	(1,468,000)
(1,950,000)	Lucid Management Reverse Repo ESAF 01/13/2022	1.3020	1/13/2022	(1,950,000)
(2,686,000)	Royal Bank Canada Reverse Repo CSMC 01/28/2022	1.5286	1/28/2022	(2,686,000)
(2,369,000)	Royal Bank Canada Reverse Repo FREM 02/14/2022	1.7544	2/14/2022	(2,369,000)
(2,343,000)	Royal Bank Canada Reverse Repo MED 02/15/2022	1.6560	2/15/2022	(2,343,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS — (24.5)% (Proceeds — ($14,127,000))			$(14,127,000)

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Schedule of Investments (continued) December 31, 2021

Portfolio Composition as of December 31, 2021

Types of Holdings	% of Net Assets
Asset Backed Securities	63.2%
Loans	28.4%
Collateralized Mortgage Obligations	18.0%
Private Investment Securities	10.7%
Short-Term Investments	7.3%
Preferred Stocks	1.8%
Liabilities in Excess of Other Assets	(29.4)%
100.0%

LLC               Limited Liability Company

LIBOR           London Inter-Bank Offered Rate

REIT              Real Estate Investment Trust

PIK                Payment in Kind

SOFR30A      United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M     ICE LIBOR USD 1 Month

US0003M     ICE LIBOR USD 3 Month

(a)      Variable rate security; the rate shown represents the rate on December 31, 2021.

(b)      Non-income producing security.

(c)      Illiquid security. The total fair value of these securities as of December 31, 2021 was $22,579,031, which represented 38.4% of total net assets.

(d)      The value of this security has been determined in good faith under policies of the Board of Trustees.

(e)      Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the total market value of 144A securities is $46,870,008 or 79.8% of net assets.

(f)       Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(g)      Rate disclosed is the seven day effective yield as of December 31, 2021.

(h)      This security has been pledged as collateral for securities sold under agreement to repurchase. Total market value of underlying collateral for open reverse repurchase agreements at December 31, 2021 was $21,515,987.

(i)       Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2021, these restricted securities amounted to $22,579,031, which represented 39.1% of total net assets. See Note 5.

(j)       LIBOR floor is 1.65%.

(k)      LIBOR floor is 2.35%.

(l)       Interest on loans funded from interest reserve.

(m)    Cash portion of interest is included in principal of loans.

(n)     The Fund’s ownership of this investment is through a wholly owned subsidiary, FCREIF Bruckner Bronx, LLC.

(o)     The Fund’s ownership of this investment is through a wholly owned subsidiary, FCREIF Eastlake Thornton, LLC.

(p)     The Fund’s ownership of this investment is through a wholly owned subsidiary, FCREIF Nimbus Everett, LLC.

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Statement of Assets and Liabilities December 31, 2021
Assets:
Investments in Securities at Market Value (cost $73,870,332)	$74,712,921
Interest Receivable	123,944
Receivable for Fund Shares Sold	96,125
Prepaid Expenses and Other Assets	46,178
Total Assets	74,979,168

Liabilities:
Payables for Securities Sold Under Agreements to Repurchase (proceeds $14,127,000)	14,127,000
Reverse Repurchase Interest Payable	23,754
Loan Interest Reserve	486,555
Payable for Shares Redeemed	1,157,684
Subscription Received in Advance	250,000
Distribution Payable	1,000,245
Accrued Advisory Fees	88,956
Accrued Expenses and Other Liabilities	166,098
Total Liabilities	17,300,292

Net Assets	$57,678,876

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$58,729,780
Accumulated Earnings	(1,050,904)
Net Assets	$57,678,876

Net Asset Value Per Share
Class I Shares:
Net Assets	$57,678,876
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	5,863,728
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price per Share	$9.84

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Statement of Operations For the Period Ended December 31, 2021*
Investment Income:
Dividend Income	$273,211
Interest Income	2,194,985
Total Investment Income	2,468,196

Expenses:
Investment Advisory Fees	681,589
Organizational Fees	190,234
Legal Fees	187,367
Interest Expense	113,942
Audit and Tax Fees	75,660
Chief Compliance Officer and Principal Financial Officer Fees	66,800
Offering Fees	72,998
Trustees’ Fees	70,000
Administration Fees	67,309
Other Accrued Expenses	36,141
Transfer Agent Fees	18,545
Custody Fees	8,000
Total Expenses	1,588,585
Less: Expenses Waived by Advisor	(618,712)
Net Expenses	969,873
Net Investment Income	1,498,323

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Investments	1,065,303
Net Change in Unrealized Appreciation on Investments	(568,243)
Net Realized and Unrealized Gain on Investments	497,060

Net Increase in Net Assets Resulting From Operations	$1,995,383

____________

*       Fund commenced operations April 16, 2021

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Statement of Changes in Net Assets
For the Period Ended December 31, 2021*
Operations:
Net Investment Income	$1,498,323
Net Realized Gain from Investments	1,065,303
Net Change in Unrealized Appreciation on Investments	(568,243)
Net Increase in Net Assets Resulting From Operations	1,995,383

Distributions to Shareholders From:
Total Distributions Paid:
Class I	(3,046,287)
Total Distributions to Shareholders	(3,046,287)

Beneficial Interest Transactions:
Class I
Proceeds from Shares Issued(a)	59,562,737
Dividends Reinvested	224,727
Redemptions	(1,157,684)
Net Increase from Beneficial Interest Transactions	58,629,780

Total Increase in Net Assets	57,578,876

Net Assets:
Beginning of Period(b)	100,000
End of Period	$57,678,876

Share Activity
Class I:
Shares Sold	5,948,808
Shares Reinvested	22,571
Shares Redeemed	(117,651)
Net Increase in Shares of Beneficial Interest Outstanding	5,853,728

____________

*        The Fund commenced operations April 16, 2021.

(a)     Includes $50,139,737 of paid-in-capital received from in-kind subscription effective as of the close of business on April 30, 2021. The total value received of $50,139,737 from this non-taxable event represented $36,617,522 in securities cost, $1,410,832 in net unrealized appreciation, $20,616,034 in cash, assumed liabilities of $8,529,000 in reverse repurchase agreements, and $24,349 in other assets and liabilities in exchange for 5,013,974 shares of Class I.

(b)    The Investment Adviser made an initial Class I share purchase of 10,000 shares for $100,000 at a $10.00 net asset value on April 16, 2021.

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Financial Highlights Class I

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Period Ended December 31, 2021(e)
Net Asset Value, Beginning of Period	$10.00

From Operations:
Net Investment Income(a)	0.27
Net Realized and Unrealized Gain on Investments	0.10
Total From Operations	0.37

Less Distributions:
Net Investment Income	(0.40)
Net Realized Gains	(0.13)
Total Distributions	(0.53)

Net Asset Value, End of Period	$9.84

Total Return(b)	3.70	%(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$57,679
Including interest expenses:
Ratio of gross expenses to average net assets	4.18	%(c)
Ratio of net expenses to average net assets	2.55	%(c)
Ratio of net investment income to average net assets	3.94	%(c)
Excluding interest expenses:
Ratio of gross expenses to average net assets	3.88	%(c)
Ratio of net expenses to average net assets	2.25	%(c)
Ratio of net investment income to average net assets	4.24	%(c)
Portfolio turnover rate	49	%(d)

____________

(a)    Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)    Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(c)     Annualized.

(d)    Not annualized.

(e)    Fund commenced operations April 16, 2021.

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Statement of Cash Flows For the Period Ended December 31, 2021*
Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting from Operations	$1,995,383

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:

Amortization on Investments	(11,340)
Net Realized Gain on Investments	(1,065,303)
Change in Unrealized Appreciation on Investments	568,243
Purchases of Long-Term Portfolio Investments	(44,017,211)
Purchases of Mezzanine Loans	(15,901,207)
Proceeds from Sale of Long-Term Portfolio Investments	27,987,452
Repayments of Mezzanine Loans	621,790
Proceeds from Principal Paydowns	481,947
Purchases from Short-Term Portfolio Investments, Net	(4,218,944)
Payment in Kind Interest	(599,993)
Increase in Interest Receivable	(78,967)
Increase in Prepaid Expenses and Other Assets	(46,178)
Reverse Repurchase Interest Payable	3,126
Decrease for Interest Reserve	(43,445)
Increase in Accrued Advisory Fees	88,956
Increase in Accrued Expenses and Other Liabilities	166,098

Net Cash Used in Operating Activities	(34,069,593)

Cash Flows Provided by for Financing Activities:
Proceeds from Sale of Shares(a)	30,289,033
Dividends Paid to Shareholders, Net of Reinvestments and Change in Distribution Payable	(1,917,440)
Proceeds from Reverse Repurchase Agreements	68,680,000
Sales from Reverse Repurchase Agreements	(63,082,000)
Net Cash Provided by Financing Activities	33,969,593

Net Decrease in Cash	(100,000)
Cash at Beginning of Period	100,000
Cash at End of Period	$—

____________

(a)    Excludes non-cash portion of the in-kind subscriptions that occurred after close of business on April 30, 2021.

Supplemental non-cash information:
Interest paid	$90,188
Interest reserve withheld from funding of loans	$530,000
In-kind contributions of assets and assumed liabilities, net of cash of $20,616,034	$29,523,703

See accompanying notes which are an integral part of these financial statements.

FORUM CRE INCOME FUND Notes to Financial Statements December 31, 2021
1. Organization

Forum CRE Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 5, 2021 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The primary investment objective of the Fund is to seek to maximize current income with a focus on capital preservation. The Fund’s secondary objective is long-term capital appreciation. The Fund, which commenced operations on April 16, 2021, currently has one class of shares (Class I). Simultaneous with the Fund beginning to accept offers to purchase shares, Forum Integrated Income Fund I, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its assets and liabilities into the Fund. Forum Capital Advisers LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Janus Capital Management LLC (“Janus”), an investment adviser registered under the Advisers Act, serves as the Investment Consultant to the Fund.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Securities Valuation — Common and preferred equity securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Fixed-income securities, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service. Each security type has a primary and secondary pricing source. If neither the primary nor any secondary pricing source can provide a price or logic to determine a price, the valuation committee will provide a fair value price for the security.

Fair Valuation Process — The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and has appointed a separate valuation committee (the “Valuation Committee”) and delegated to the Valuation Committee the responsibility to determine the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Adviser assists the Valuation Committee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB’s Accounting Standards Codification 820, Fair Value Measurements and Disclosures.

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
2. SUMMARY OF Significant Accounting Policies – (Continued)

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Fixed-income securities, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

In validating market quotations or evaluated prices, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Investments in private securities and loans may be valued at acquisition cost initially until the Fair Value Committee determines acquisition cost no longer represents fair market value. Certain private investments are valued using liquidation preference as provided by the sponsor or General Partner of the private investment.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 — Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 — Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
2. SUMMARY OF Significant Accounting Policies – (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of December 31, 2021 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Preferred Stocks	$1,044,938	$—	$—	$1,044,938
Private Investment Securities	—	—	6,171,000	6,171,000
Asset Backed Securities	—	36,469,613	—	36,469,613
Collateralized Mortgage Obligations	—	10,400,395	—	10,400,395
Loans	—	—	16,408,031	16,408,031
Short-Term Investments	4,218,944	—	—	4,218,944
Total	$5,263,882	$46,870,008	$22,579,031	$74,712,921
Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(14,127,000)	$—	$(14,127,000)

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2021:

Level 3 Investments	Fair Value as of December 31, 2021	Valuation Technique	Unobservable Inputs	Discount Rate/Price	Impact to Valuation from an Increase in Input
Private Investment Securities	$6,171,000	Liquidation Preference	N/A	N/A	N/A
Loans	16,408,031	Historical Transaction Price	N/A	N/A	N/A
Total Level 3 Investments	$22,579,031

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
2. SUMMARY OF Significant Accounting Policies – (Continued)

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Private Investment Securities	Loans	Total
Beginning Balance	$—	$—	$—
Unrealized from transfer in kind	233,625	—	233,625
Change in unrealized appreciation	87,375	—	87,375
Cost from transfer in kind	4,450,000	—	4,450,000
Cost of purchases	1,400,000	17,029,821	18,429,821
Repayment of loans	—	(621,790)	(621,790)
Ending balance	$6,171,000	$16,408,031	$22,579,031

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2021 is $87,375.

Payable for securities sold under agreements to repurchase — The Fund may enter into reverse repurchase agreements for investment purposes. The type of repurchase agreement held by the fund at December 31, 2021, involves the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Reverse Repurchase agreements outstanding as of December 31, 2021 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Lucid Management
Asset backed securities	$—	$3,311,000	$—	$—	$3,311,000	1.40%
Asset backed securities	—	1,468,000	—	—	1,468,000	1.10%
Asset backed securities	—	1,950,000	—	—	1,950,000	1.30%
Royal Bank of Canada
Asset backed securities	—	2,686,000	—	—	2,686,000	1.53%
Asset backed securities	—	—	2,369,000	—	2,369,000	1.75%
Asset backed securities	—	—	2,343,000	—	2,343,000	1.66%
Total repurchase agreements	$—	$9,415,000	$4,712,000	$—	$14,127,000

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
2. SUMMARY OF Significant Accounting Policies – (Continued)

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Federal Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, organizational costs of $72,998 were amortized for book purposes but capitalized for tax purposes.

Distribution to Shareholders — Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2021 fiscal year.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
2. SUMMARY OF Significant Accounting Policies – (Continued)

Organizational and Offering Costs — Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commenced and thereafter are being amortized over a 12-month period using the straight-line method. As of December 31, 2021, the Fund had incurred $190,234 in organizational costs and $106,168 in offering costs. As of December 31, 2021, $72,998 has been amortized. Such organizational expenses reimbursed by the Adviser are subject to recoupment as described in Note 3, Investment Advisory Agreement and Transactions with Related Parties.

3. INVESTMENT Advisory AGREEMENT and TRANSACTIONS WITH Related PartIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 1.50% of its average monthly Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Janus acts as the Fund’s Investment Consultant and will assist the Adviser in identifying and evaluating potential investments for the Fund. Any additional investment consultant chosen by the Investment Adviser will be paid by the Adviser based only on the portion of Fund assets allocated to any such investment consultant by the Adviser. Shareholders do not pay any investment consultant fees. For the period ended December 31, 2021 the Adviser earned advisory fees of $681,589.

The Adviser and the Fund have entered into the Expense Limitation Agreement (the “Agreement”) pursuant to which the Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the Investment Management Agreement, any other expenses described in the Investment Management Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 2.25% per annum of the Fund’s average monthly net assets attributable to Class I shares (“Expense Limitation”).

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. For the period ended December 31 2021, the Adviser waived advisory fees of $618,712, which may be recouped through December 31, 2024.

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
3. INVESTMENT Advisory AGREEMENT and TRANSACTIONS WITH Related PartIES – (Continued)

In addition, certain affiliates provide services to the Fund as follows:

Foreside Financial Services, LLC (”Placement Agent”) — Foreside acts as Placement Agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Private Placement Agent Agreement (the “Private Placement Agent Agreement”) between the Fund and the Placement Agent. The Placement Agent may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Placement Agent) from time to time in connection with the sale of Shares and/or the services provided to common shareholders. These payments will be made by the Adviser and/or its affiliates and will not represent an additional charge to the Fund.

A Trustee and certain officers of the Fund are affiliated with the Adviser.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer in the amount of $35,000 payable quarterly. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

4. Investment Transactions

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the period ended December 31, 2021 amounted to $59,918,418 and $29,091,189, respectively.

5. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
5. RESTRICTED SECURITIES – (Continued)

As of December 31, 2021, the Fund invested in the following restricted securities:

Security	Original Acquisition Date	Principal/ Units	Cost ($000s)	Value ($000s)	Unfunded Commitments ($000s)	% of Net Assets
Crimson Devco, LLC	12/17/2021	40	$1,000	$1,000	$—	1.73%
Crimson PE BS	12/9/2020	24	600	623	—	1.08%
Crimson PE LB, LLC	4/27/2021	94	2,350	2,562	—	4.44%
Crimson PE PP, LLC	9/15/2021	16	400	408	—	0.71%
Crimson PE SH, LLC	10/9/2020	60	1,500	1,579	—	2.74%
Bruckner Mezzanine Loan	8/2/2021	7,628,740	7,629	7,629	371	13.23%
FCREIF Eastlake Thornton, LLC	8/2/2021	1,989,827	1,990	1,990	11	3.45%
FCREIF Nimbus Everett	8/31/2021	2,009,583	2,010	2,010	189	3.48%
FCREIF Van Ness	10/13/2021	704,926	705	705	1,520	1.22%
Royal Urban Renewal, LLC Loan	9/29/2021	2,877,396	2,877	2,877	1,559	4.99%
Trent Development – KERF Apartments Loan	9/23/2021	1,197,560	1,198	1,198	1,951	2.08%
UF Student Housing – Gainesville*		—	—	—	1,230	0.00%
Total		16,408,266	$22,259	$22,581	$6,831	39.15%

____________

*       As of December 31, 2021, 100% of the commitment remains unfunded.

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $73,870,332 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,143,154
Unrealized depreciation	(300,565)
Net unrealized appreciation	$842,589

7. RISKS AND UNCERTAINTIES

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of the U.S., many other nations and the entire global economy, as well as individual mortgage note borrowers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021
7. RISKS AND UNCERTAINTIES – (Continued)

by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in the U.S., certain other countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Fund maintained private investment securities during the period from April 16, 2021 (commencement of operations) to December 31, 2021 in its custody. The private investment securities constituted 10.7% of net assets as of December 31, 2021. On February 25, 2022, the Fund amended its custody agreement with the qualified custodian to include these private investment securities in the custody of a qualified custodian as defined in the requirement of Rules under the Investment Company Act of 1940.

8. CAPITAL STOCK

The minimum initial investment is $50,000. The minimum subsequent investment is $1,000, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale through its Placement Agent at net asset value per share (“NAV”). The price of the shares during the Offering will fluctuate over time with the NAV of the shares. The Fund will accept the purchase of shares monthly.

The Fund is a “tender offer fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at the applicable NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at the applicable NAV per share. There is no guarantee that a shareholder will be able to sell all of the shares that the investor desires to sell in the Repurchase Offer. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer). During the period ended December 31, 2021, the Fund had $1,157,684 in repurchases offers.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2021, was as follows:

2021
Distributions paid from:
Ordinary income	$2,065,197
Capital Gains:	775,081
Total:	$2,840,278

FORUM CRE INCOME FUND Notes to Financial Statements (Continued) December 31, 2021

10. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, except as disclosed below and in Note 7.

Effective January 1, 2022 there were subscriptions to the Fund in the amount of $747,783. Effective February 1, 2022 there were subscriptions to the Fund in the amount of $328,796. The payable for shares redeemed in the amount of $1,157,684 settled on January 18, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Forum CRE Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Forum CRE Income Fund (the “Fund”) including the schedule of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, cash flows and the related notes (collectively referred to as the “financial statements”) and financial highlights for the period April 16, 2021 (commencement of operations) through December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021 and the results of its operations, changes in nets assets, cash flows, and financial highlights for the period April 16, 2021 (commencement of operations) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, loan servicer and issuers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as auditor of one or more of the Forum Capital Advisers’ investment companies since 2019.

Chicago, Illinois

March 1, 2022

FORUM CRE INCOME FUND Trustees and Officers (Unaudited)

Independent Trustees

Name, Address, (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Michael Bell (1962)	Disinterested Trustee	Managing Director, Primark Advisors, LLC	1	Primark Private Equity Investments Fund
David Gerstenhaber (1960)	Disinterested Trustee	Managing Member, Argonaut Management Colorado LLC, Founder and Chief Investment Officer, Build Capital, Chief Investment Officer, Argonaut Capital Management, LP	1	N/A

Interested Trustees and Officers

Name, Address, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Darren Fisk (1974)	Chairman, Chief Executive Officer, and Interested Trustee	Founder and Chief Executive Officer of Forum Capital Advisors, LLC	1	MediaShift Technologies, Inc..
Brad Nemzer (1982)	Vice President	Chief Operating Officer of Forum Capital Advisors, LLC; Managing Director of Finance at Forum Investment Group; Chief Financial Officer of LEM Capital, LP	N/A	N/A
Derek Mullins (1973)	Chief Financial Officer; Treasurer	Co-Founder and Managing Partner, PINE Advisor Solutions LLC, Director of Operations, ArrowMark Partners	N/A	N/A
Tom Merrill (1986)	Assistant Treasurer	Director, PINE Advisor Solutions LLC, Senior Associate, TPG Global, Supervisor, ALPS Fund Services	N/A	N/A
Cory Gossard (1972)	Chief Compliance Officer	Director of Regulatory Compliance, PINE Advisor Solutions LLC, Interim Chief Compliance Officer, Vident Investment Advisory, Chief Compliance Officer, SS&C ALPS	N/A	N/A
Elisabeth Dahl (1962)	Secretary	Vice President, Senior Legal Counsel at Ultimus Fund Solutions, LLC	N/A	N/A

____________

*       The term of office for each Trustee and officer listed above will continue indefinitely.

**      The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

PRIVACY NOTICE (Unaudited)

The Forum CRE Income Fund (the “Fund”, “we”. “our”, “us”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

The Forum CRE Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, the Forum CRE Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•        Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•      Contractual agreements with third-party service providers to protect your nonpublic personal information.

FORUM CRE INCOME FUND Privacy Notice (Unaudited) (Continued)

INFORMATION WE COLLECT

The Forum CRE Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•        Your name, address, and social security number;

•        Proprietary information regarding your beneficiaries;

•        Information regarding your earned wages and other sources of income;

•        The composition and value of your managed portfolio;

•        Historical information we receive and maintain relating to transactions made on your behalf by the Forum CRE Income Fund, your custodian, or others;

•        Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom the Forum CRE Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•        If you request or authorize the disclosure of the information;

•        To provide investor account services or account maintenance;

•        To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•        To perform services for the Fund, or on its behalf, to maintain business operations and services;

•        To help us to prevent fraud;

•        With attorneys, accountants, and auditors of the Fund;

•        To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, the Forum CRE Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Forum CRE Income Fund at 303.501.8804.

FORUM CRE INCOME FUND Additional Information (Unaudited)

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-303-501-8860, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30 are available without charge upon request by calling toll-free 1-303-501-8860, or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund will file its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings will be available upon request by calling 1-303-501-8860. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the net asset value per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

INVESTMENT ADVISER

Forum Capital Advisors, LLC

240 Saint Paul Street, Suite 400

Denver, Colorado 80206

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

LEGAL COUNSEL

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309

AUDITORS

CohnReznick LLP

200 S. Wacker Drive, Suite 2600

Chicago, Illinois 60606

CUSTODIAN

UMB Bank, n.a.

1010 Grand Boulevard

Kansas City, Missouri 64106

PLACEMENT AGENT

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

TRUSTEES

Michael Bell

David Gerstenhaber

OFFICERS

Darren Fisk, Chief Executive Officer

Brad Nemzer, Vice President

Derek Mullins, Treasurer

Tom Merrill, Assistant Treasurer

Cory Gossard, CCO

Elisabeth Dahl, Secretary

FORUM-AR21

Item 2. Code of Ethics. Attached

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Michael Bell is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bell is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $66,000

(b)	Audit-Related Fees

2021 - $0

(c)	Tax Fees

2021 - $22,500

Preparation of Federal & State income tax returns, and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - $0

(1)	Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021
Audit-Related Fees:	100.00%
Tax Fees:	100.00%
All Other Fees:	100.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $22,500

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Subject to the Investment Committee’s oversight, Pat Brophy is the Fund’s portfolio manager and is primarily responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Investment Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the date of this SAI, the Portfolio Manager does not own Fund shares.

The Portfolio Manager receives fixed annual base compensation. He also receives an annual discretionary bonus that varies based upon the achievement of specific goals, which are typically with respect to total firm growth, production of investment ideas/research, as well as delivery of quality client service.

As of December 31, 2021, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Dollar Range of Securities Owned as of December 31, 2021

Portfolio Manager	Dollar Range of the Registrant’s Securities owned by the Portfolio Manager
Pat Brophy	Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forum CRE Income Fund

By (Signature and Title)

/s/ Darren Fisk
Darren Fisk, Chief Executive Officer

Date	3/10/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Darren Fisk
Darren Fisk, Chief Executive Officer

Date	3/10/22

By (Signature and Title)

/s/ Derek Mullins
Derek Mullins, Principal Financial Officer/Treasurer

Date	3/10/22